Exhibit No. 99.1

             Workstream Inc. Introduces ComplianceSight(TM) Software

    Delivers Sarbanes-Oxley Compliance through real time fraud detection and employee monitoring improving Corporate Governance

OTTAWA, CANADA, APRIL 15, 2004 - WORKSTREAM INC. (NASDAQ - WSTM), a provider of enterprise software and workforce management solutions announces the introduction of ComplianceSight(TM) software for Sarbanes-Oxley compliance.

"Sarbanes-Oxley requires companies to document the internal controls that are in place that can effect a company's financial reporting, so that management can certify and auditors can attest to the design and effectiveness of these controls," said Michael Mullarkey CEO of Workstream. "Fraud detection and employee monitoring is receiving a lot of attention due to questions around employee performance management and employee compensation transparency."

ComplianceSight(TM) software is delivered in a hosted environment ensuring compliance to the Sarbanes-Oxley 404 Act. ComplianceSight(TM) allows Companies to conduct individual assessment interviews remotely on all or a select group of employees across the enterprise. The software supports 17 languages, providing real-time acquisition, monitoring, and reporting of results over the web in a secure environment.


ComplianceSight(TM) provides a mechanism for employees to report irregularities in real time to senior management, audit committee members and the external auditors while remaining anonymous.

ComplianceSight(TM) features:

      o     Executive analytical tools for compliance reporting;

      o Quickly identifies organizational strengths and opportunities for improvement;

      o Provides a mechanism for employees to remain anonymous when reporting concerns about accounting or audit irregularities;

      o Provides publishing module to distribute Code of Ethics documentation to all employees as well as tracks who has not signed the Code of Ethics;

      o     Provides a proactive tool for fraud detection and monitoring; and

      o     The software supports 17 languages.

"Corporate governance is a top priority for most companies and with our ComplianceSight(TM) tool, they will feel confident that they have the proper tool to help them with the Sarbanes-Oxley compliance", stated Michael Mullarkey, Chief Executive Officer. "You can find out, nearly instantaneously, which areas need immediate focus, from the people that know your enterprise's potential compliance and internal control weaknesses best," continued Mullarkey.

To find out how Workstream's ComplianceSight(TM) tool can assist your company, please call 1-866-470-WORK.

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ABOUT WORKSTREAM INC.

Workstream Inc. (NASDAQ: WSTM) is a provider of hosted Human Resource (HR) enterprise software and professional services to the Fortune 2000. Workstream's products streamline the attraction, recruitment and retention of employees for corporations. Workstream has been named to the Deloitte & Touche Fast 50 list of the fastest growing software companies. Through its 12 offices and 170 dedicated human resource professionals across North America, Workstream services customers such as Eli Lilly, Nordstrom, Nike, Home Depot, Samsung, KPMG and Sony Music. For more information visit http:www.workstreaminc.com or call toll free 1-866-470-WORK.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the variety of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.

For more information contact:

Investor Relations:
Tammie Brown
Workstream
Tel:  877-327-8483 ext. 263
Email:  tammie.brown@workstreaminc.com